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                                                                    EXHIBIT 99.9



                         IGEN Integrated Healthcare, LLC
                             16020 Industrial Drive
                             Gaithersburg, MD 20877





                                                              July 24, 2003


Mr. Samuel J. Wohlstadter
c/o IGEN International, Inc.
16020 Industrial Drive
Gaithersburg, MD 20877

Dear Sam:

       We refer to the Agreement and Plan of Merger, draft dated as of July 24, 2003 (the "Merger Agreement"), among Roche Holding Ltd, 66 Acquisition Corporation II, IGEN International, Inc. ("IGEN") and IGEN Integrated Healthcare, LLC ("Newco"). Terms used herein and not defined shall have the meanings assigned to such terms in the Merger Agreement.

       At the request of the Board of Directors of IGEN and as an accommodation to facilitate completion of the transactions contemplated by the Merger Agreement, you hereby agree to subscribe for a new series of preferred stock to be issued by Newco following its conversion into a corporation for an aggregate cash amount of $7,500,000 (the "Purchase Amount"). The Purchase Amount shall be reduced by any reduction agreed to by the parties to the Letter Agreement (as defined below) in the aggregate amount Newco is obligated to pay to MSD (as defined below) pursuant to Section 1 of the Letter Agreement and shall be payable at such time and from time to time as Newco is obligated to pay MSD an aggregate amount in excess of $30,000,000 pursuant to Section 1 of the Letter Agreement, on substantially the terms specified in the Summary of Principal Terms and Conditions attached hereto as Exhibit A (the "Term Sheet"). For the avoidance of doubt, the aggregate amount to be paid pursuant to Section 1 of the Letter Agreement includes any Interim Funding provided pursuant to Section 1 of the Letter Agreement. As used herein, "Letter Agreement" means the letter agreement dated as of July 24, 2003, among IGEN, Newco, Meso Scale Diagnostics LLC. ("MSD"), Meso Scale Technologies, LLC., JW Consulting Services, L.L.C. and Jacob N. Wohlstadter.

       This letter shall not be assignable by any party without the prior written consent of each other party (and any purported assignment without such consent shall be null and void), except that (a) you may assign this letter without Newco's
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consent (provided, that such assignment shall not relieve you of any of your obligations hereunder) and (b) Newco may assign this letter to any other entity the common stock of which will be distributed to IGEN's stockholders in the transactions contemplated by the Merger Agreement. This letter is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto. This letter may not be amended or waived except by an instrument in writing signed by each party. This letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This letter shall be governed by, and construed in accordance with, the laws of the State of Delaware.


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       If the foregoing correctly sets forth our binding agreement, please indicate your acceptance of the terms hereof (including the Term Sheet) by returning to us an executed counterpart hereof.


                                            Very truly yours,


                                            IGEN INTEGRATED HEALTHCARE, LLC


                                            By: /s/ Richard J. Massey
                                                ------------------------------
                                                Name:  Richard J. Massey
                                                Title: President and Chief
                                                       Operating Officer




Accepted and agreed to
as of the date first
written above by:


SAMUEL J. WOHLSTADTER,


By: /s/ Samuel J. Wohlstadter
   -------------------------------
   Name:  Samuel J. Wohlstadter


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                                                                      EXHIBIT A



                         IGEN Integrated Healthcare, LLC
                         -------------------------------
                           $7,500,000 Preferred Stock
                           --------------------------
                   Summary of Principal Terms and Conditions
                   -----------------------------------------

Stock Subscription:               Pursuant to a Stock Subscription Agreement
------------------                (the "Stock Subscription Agreement") to be
                                  entered into between IGEN Integrated
                                  Healthcare LLC, a Delaware limited liability company that will be converted into a corporation ("Newco"), and Samuel J.
                                  Wohlstadter ("SJW"), at the Effective Time SJW will purchase from Newco newly issued shares of Newco's preferred stock, par value $1.00 per share (the "Newco Preferred Stock"), for an aggregate cash amount of $7,500,000 (the
                                  "Purchase Amount"). The Purchase Amount shall be reduced by any reduction agreed to by the parties to the Letter Agreement (as defined below) in the aggregate amount Newco is obligated to pay to MSD pursuant to Section 1 of the Letter Agreement and shall be payable at such time and from time to time as Newco is obligated to pay MSD an aggregate amount in excess of $30,000,000 pursuant to Section 1 of the Letter Agreement. For the avoidance of doubt, the aggregate amount to be paid pursuant to Section 1 of the Letter Agreement includes any Interim Funding provided pursuant to Section 1 of the Letter Agreement. "Letter
                                  Agreement" means the letter agreement dated as of July 24, 2003, among IGEN, Newco, Meso
                                  Scale Diagnostics LLC. ("MSD"), Meso Scale
                                  Technologies, LLC., JW Consulting Services,
                                  L.L.C. and Jacob N. Wohlstadter.

Use of Proceeds:                  Newco shall use the Purchase Proceeds to make
---------------                   Class C capital contributions to Meso Scale
                                  Diagnostics, LLC., a Delaware limited
                                  liability company ("MSD"), in exchange for Class C membership interests of MSD ("Related
                                  Class C Interests").

Liquidation Preference:           Each share of Newco Preferred Stock will have
----------------------            a liquidation preference of $0.01 per share,
                                  which is the amount a holder of one share of Newco Preferred Stock would be entitled to receive if Newco were liquidated.

Other Economic Characteristics:   Except for its liquidation preference, the
------------------------------    economic characteristics of the Newco
                                  Preferred Stock will mirror, in all respects, Newco's economic interest in the Related Class
                                  C Interests. A proportionate part of the Newco
                                  Preferred Stock will be redeemed in connection with any redemption by MSD with respect to the Related Class C Interests at a price identical to the redemption price paid to Newco for the Related Class C Interests. No distributions on the Newco Preferred Stock will be paid unless and until "Distributions" (as defined in the Limited Liability Company Agreement of


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                                  MSD) are paid in respect of the Related Class
                                  C Interests, in which event distributions will be paid on the Newco Preferred Stock in the same manner and amount as such "Distributions."

Redemption:                       Newco may redeem any outstanding Newco
----------                        Preferred Stock for $0.01 per share after such
                                  time as Newco is no longer entitled to receive any "Distributions" (as defined in the Limited
                                  Liability Company Agreement of MSD) with respect to Related Class C Interests.


Ranking:                          Pari passu with Newco's existing and future
-------                           preferred stock.



Voting and Approval Rights:       The holders of shares of the Newco Preferred
--------------------------        Stock will be entitled to all voting rights
                                  required by the DGCL and will be entitled in the aggregate to 1000 votes on all matters on which the holders of Newco common stock may vote. In addition, Newco will not consent to any adverse change to the terms of the Related
                                  Class C Interests without the consent of the holder of the Newco Preferred Stock.

No Restrictions on Transfer:      The Newco Preferred Stock will be
---------------------------       transferable, subject to applicable
                                  restrictions of Federal Securities Laws.

Condition to Obligation to       The occurrence of the Effective Time.
--------------------------
Purchase:
--------



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